                    FIRST AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

     This First Amendment to Forbearance Agreement is entered as of April 18, 1997 by and between

     The First National Bank of Boston (hereinafter, the "BANK"), a national banking association, having a principal place business at 100 Federal Street, Boston, Massachusetts;

     BancBoston Leasing Inc. (hereinafter, "BBL"), a Massachusetts corporation having a principal place of business at 100 Federal Street, Boston, Massachusetts;

     Centennial Technologies, Inc. (hereinafter, the "BORROWER"), a corporation organized under the laws of the State of Delaware, having a principal place of business at 37 Manning Road, Billerica, Massachusetts;

     NCT, Inc. (hereinafter, "NCT"), a corporation organized under the laws of the Commonwealth of Massachusetts, having a principal place of business at 37 Manning Road, Billerica, Massachusetts;

     Century Electronics Manufacturing, Inc. (f/k/a Century Industries, Inc.) (hereinafter, "CENTURY"), a corporation organized under the laws of the State of Delaware, having a principal place of business at 37 Manning Road, Billerica, Massachusetts; and

     Design Circuits, Inc. (hereinafter "DCI"), a corporation organized under the laws of the Commonwealth of Massachusetts, having a principal place of business at 374 Turnpike Road, Southborough, Massachusetts in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                                  WITNESSETH:
                                  -----------

     1. BACKGROUND. On March 18, 1997, the Bank, BBL, and the Obligors entered into a certain Forbearance Agreement and Amendment (the "Original Agreement") with respect to the Obligors' obligations under the Loan Agreement, their respective Guaranties and the Master Lease Agreement. The Forbearance Period has expired and the Bank, BBL and the Obligors desire to extend same and otherwise modify the Original Agreement on the terms set forth herein.

     2. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Original Agreement.



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     3.   OUTSTANDING OBLIGATIONS.
          -----------------------

          (a) The Borrower and each of the Guarantors (individually, each an "OBLIGOR" and collectively, the "OBLIGORS") acknowledge and agree that they are jointly and severally obligated to the Bank to pay the Obligations and that as of April 18, 1997, the Obligations consist of:

               Principal:                        $8,406,554.45
               Interest through April 18, 1997:  $   37,831.89

          plus interest hereafter accruing, costs, and expenses, including, without limitation, attorneys' fees, consultants' fees, and commercial finance examination fees.

          (b) The Borrower acknowledges and agrees that SCHEDULE 1 hereto accurately reflects the original cost of the property subject to the Master Lease Agreement and schedules thereto, which is presently owned by BBL.

          (c) The Obligors further acknowledge and agree that none of them have any offsets, defenses, or counterclaims (i) against the Bank with respect to the Loan Agreement, the Guaranties, the other Loan Documents, or otherwise, or (ii) against BBL with respect to the Master Lease Agreement, or otherwise, and to the extent that any such offsets, defenses or counterclaims may exist, the Obligors each hereby WAIVE and RELEASE same. The Obligors shall execute and deliver to the Bank and BBL such releases as the Bank or BBL may request to confirm the foregoing.

          (d) The Obligors each ratify and confirm that their respective obligations to the Bank (as modified hereby), including, without limitation, those under the Loan Agreement and the Guaranties, are secured by the Collateral and the Guarantor Assets.

          (e) The Borrower ratifies and confirms that its obligations to BBL are secured by the Collateral.

     4. FORBEARANCE BY BANK. The provisions of Section 4 of the Original Agreement are hereby amended by deleting the date April 18, 1997 appearing in clause (i) and substituting the date June 30, 1997 in its stead.


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     5.   AMENDMENTS TO LOAN DOCUMENTS. From and after the date hereof the Loan
          Documents are hereby amended as follows (which amendment shall survive the expiration of the Forbearance Period):

          (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Borrowing Base" in its entirety and substituting the following in its stead:

               BORROWING BASE. ON ANY DATE OF DETERMINATION THEREOF, THE LESSER
               OF

               (A) $10,000,000, MINUS THE AGGREGATE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT, IN THE AMOUNTS ORIGINALLY ISSUED OR AS REDUCED PURSUANT TO THEIR TERMS, WHICH ARE EITHER OUTSTANDING OR WHICH HAVE BEEN DRAWN AND PAID BY THE BANK BUT NOT REIMBURSED BY THE BORROWER, OR

               (B) THE SUM OF (I) 80% OF ELIGIBLE ACCOUNTS AND (II) THE LESSER OF (A) 35% OF ELIGIBLE INVENTORY AND (B) $5,500,000 (OR SUCH LESSER PERCENTAGES OR AMOUNTS AS THE BANK MAY IN ITS REASONABLE DISCRETION DETERMINE FROM TIME TO TIME UPON THIRTY DAYS WRITTEN NOTICE TO THE BORROWER) AND (III) THE LESSER OF (A) $1,125,000.00 OR (B) THE UNPAID AND OUTSTANDING AMOUNT OF THE FEDERAL INCOME TAX REFUND PAYABLE TO THE BORROWER FOR TAX YEARS ENDING PRIOR TO FEBRUARY 28, 1997, MINUS THE SUM OF (I) $2,000,000 AND (II) THE AGGREGATE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT, IN THE AMOUNTS ORIGINALLY ISSUED OR AS REDUCED PURSUANT TO THEIR TERMS, WHICH ARE EITHER OUTSTANDING OR WHICH HAVE BEEN DRAWN AND PAID BY THE BANK BUT NOT REIMBURSED BY THE BORROWER.

          (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maximum Commitment" in its entirety and substituting the following in its stead:

               MAXIMUM COMMITMENT. $10,000,000 OR ANY LESSER AMOUNT, INCLUDING ZERO, RESULTING FROM A TERMINATION OR REDUCTION OF SUCH AMOUNT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

          (c) The provisions of Section V of the Loan Agreement are hereby amended by adding the following new sections:

               5.14. CONSOLIDATED TANGIBLE NET WORTH. THE BORROWER SHALL AT ALL TIMES MAINTAIN A CONSOLIDATED TANGIBLE NET WORTH OF AT LEAST $37,000,000.

               5.15. CONSOLIDATED EBIT. THE BORROWER SHALL NOT PERMIT CONSOLIDATED EBIT FOR ANY MONTH, DETERMINED AT THE END OF


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               EACH FISCAL MONTH OF THE BORROWER, TO BE LESS THAN THE FOLLOWING:

               MONTH                         EBIT
               -----                         ----

               APRIL, 1997                   ($200,000)
               MAY, 1997                     $1,000, PLUS, IF EBIT AS REPORTED
                                             IN APRIL, 1997 WAS NEGATIVE, AN
                                             AMOUNT EQUAL TO THE DIFFERENCE
                                             BETWEEN $1,000 AND THE ACTUAL EBIT
                                             FOR APRIL, 1997
               JUNE, 1997 AND EACH MONTH
                  END THEREAFTER             $1,000



               FOR PURPOSES OF CALCULATING CONSOLIDATED EBIT, THERE SHALL BE EXCLUDED IN THE CALCULATION OF CONSOLIDATED NET INCOME OF THE BORROWER ALL ATTORNEYS, AUDITORS, AND CONSULTANTS' FEES INCURRED BY THE COMPANY IN CONNECTION WITH ITS PRESENT RESTRUCTURING.

     6. AMENDMENTS TO SECTION 6. The provisions of Section 6 of the Original Agreement are hereby amended as follows.

     o The provisions of Section 6(b) are hereby amended by adding the following sentence immediately after the second sentence of that section:

               ANY SUCH INCOME TAX REFUNDS OR PROCEEDS (INCLUDING, WITHOUT LIMITATION, PROCEEDS FROM THE SALE OR OTHER DISPOSITION OF CENTURY AND TRIAX) SHALL PERMANENTLY REDUCE THE MAXIMUM COMMITMENT AND THE AMOUNT SET FORTH IN CLAUSE (a) OF THE DEFINITION OF BORROWING BASE.

     o The provisions of Section 6(h) of the Original Agreement are hereby amended by deleting the date "April 11, 1997" appearing in clause (i) thereof and substituting the date June 23, 1997 in its stead.

     o The following new subsections are hereby added to Section 6 of the Original Agreement:

          n. THE OBLIGORS HAVE ADVISED THE BANK AND BBI THAT THE INTEND TO SELL AND DISPOSE OF A PORTION OF THEIR INTERESTS IN CENTURY AND TRIAX. THE OBLIGORS SHALL KEEP THE BANK REASONABLY INFORMED AS TO THE STATUS OF ANY OFFERS, NEGOTIATIONS, OR AGREEMENTS FOR THE SALE OR DISPOSITION OF A PORTION OF THEIR INTERESTS IN CENTURY AND TRIAX. ANY SUCH SALE OR DISPOSITION SHALL BE SUBJECT TO THE CONSENT OF THE BANK AND BBL, AND NOTHING CONTAINED HEREIN SHALL CONSTITUTE THE



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               AGREEMENT OF OR CONSENT BY THE BANK OR BBL TO ANY SUCH SALE OR
               DISPOSITION.

          o. IN CONSIDERATION OF THE BANK'S ENTERING INTO THE FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND EXTENDING THE FORBEARANCE PERIOD, UPON THE EXECUTION HEREOF, THE BORROWER SHALL PAY THE BANK THE SUM OF $21,000 AS AN ADDITIONAL FORBEARANCE FEE. SUCH FEE SHALL BE FULLY EARNED UPON PAYMENT AND SHALL NOT BE SUBJECT TO REFUND OR REBATE UNDER ANY CIRCUMSTANCES. THE FORBEARANCE FEE SHALL NOT BE APPLIED IN REDUCTION TO THE PRINCIPAL, INTEREST OR OTHER AMOUNTS DUE IN CONNECTION WITH THE LOAN ARRANGEMENT.

     7. The provisions of Section 7 of the Original Agreement are hereby amended as follows:

     o By deleting the provisions of Section 7(f) and substituting the following in its stead:


          f. THE FAILURE OF THE OBLIGORS, ON OR BEFORE MAY 2, 1997, TO FURNISH THE BANK WITH A VALID, BINDING AND ARMS-LENGTH PURCHASE AND SALE AGREEMENT FOR THE SALE OF A PORTION OF THEIR INTERESTS IN EACH OF CENTURY AND TRIAX.

     o The provisions of Section 7 of the Original Agreement are hereby amended by adding the following new Termination Events:

          g. THE FAILURE OF THE OBLIGORS, ON OR BEFORE MAY 20, 1997, TO FURNISH THE BANK WITH EVIDENCE SATISFACTORY TO THE BANK THAT THE PURCHASERS UNDER THE PURCHASE AND SALE AGREEMENTS REFERRED TO IN
               SECTION 7(f) HAVE OBTAINED FINANCING AND/OR OTHERWISE WILL BE ABLE TO CONSUMMATE THE ACQUISITIONS CONTEMPLATED BY THE PURCHASE AND SALE AGREEMENTS.

          h. THE FAILURE OF THE OBLIGORS, ON OR BEFORE JUNE 15, 1997, TO HAVE CONSUMMATED THE SALE OF A PORTION OF THEIR INTERESTS IN EACH OF CENTURY AND TRIAX ON TERMS SATISFACTORY TO THE BANK.

     8.   GENERAL.
          -------

          (a) This Agreement shall be binding upon each Obligor and such Obligor's successors, and assigns and shall enure to the benefit of BBL, the Bank and BBL's and the Bank's successors and assigns. In the event that BBL or the Bank assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of BBL or the Bank hereunder and BBL or the Bank shall



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               thereupon be discharged and relieved from its duties and
               obligations hereunder.

          (b) Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

          (c) No delay or omission by BBL or the Bank in exercising or enforcing any of BBL's or the Bank's rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by BBL or the Bank of any of BBL's or the Bank's rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

          (d) This Agreement and all other documents, instruments, and agreements executed in connection herewith incorporate all discussions and negotiations between the Obligors, BBL and the Bank, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between any Obligor and BBL or the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be BBL or the Bank, then by a duly authorized officer thereof.

          (e) Except as modified hereby, all terms and conditions of the Original Agreement, the Master Lease Agreement, Loan Agreement, the Guaranties, and other Loan Documents remain in full force and effect. The Bank and BBL are not hereby waiving any Defaults, Events of Default or rights and remedies which exist under the Master Lease Agreement or the Loan Documents and the Bank and BBL reserve the right upon expiration of the Forbearance Period to undertake such action as a result of such Defaults and Events of Default as the Bank or BBL may determine. In particular,


                                       6
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               without limiting the generality of the foregoing the Bank and BBL have not waived any Defaults or Events of Default, or the respective rights and remedies of the Bank and/or BBL arising as a result thereof, which may have occurred as a result of any misrepresentation made by or on behalf of any one or more of the Obligors.

          (f) This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Obligors each submit to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Obligors' relationship with the Bank and BBL.

          (g) Each Obligor makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Bank and BBL, in entering into the within Forbearance Agreement, is relying thereon. EACH OBLIGOR, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT OBLIGOR TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK OR BBL IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR BBL OR IN WHICH THE BANK OR BBL IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER OR ANY SUCH PERSON AND THE BANK OR BBL.

          (h) Each Obligor shall execute such instruments and documents as BBL and the Bank may from time to time request in connection with the Master Lease Agreement, Loan Agreement, the Guaranties, the Loan Documents, the within Agreement and the arrangements contemplated hereby.

     It is intended that this Agreement take effect as a sealed instrument.


CENTENNIAL TECHNOLOGIES, INC.           DESIGN CIRCUITS, INC.


By: /s/ Eugene M. Bullis                By: /s/ Walter Conroy
   ----------------------------------      -------------------------------------

Print Name: Eugene M. Bullis            Print Name: Walter Conroy
           --------------------------               ----------------------------

Title: Chief Financial Officer          Title: President
      -------------------------------         ----------------------------------


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





CENTURY ELECTRONICS                     NCT, INC.
MANUFACTURING, INC.

By: /s/ Donald R. Peck                  By: /s/ Donald R. Peck
   ----------------------------------     --------------------------------------

Print Name: Donald R. Peck               Print Name: Donald R. Peck
           --------------------------               ----------------------------

Title: Secretary and Treasurer          Title: President
      -------------------------------         ----------------------------------



AGREED AND ACCEPTED BY:

THE FIRST NATIONAL BANK OF BOSTON



By: /s/ Ron R. Ferguson
   ----------------------------------

Print Name: Ron R. Ferguson
           --------------------------

Title: Vice President
      -------------------------------

BANCBOSTON LEASING INC.


By: /s/ Ron R. Ferguson
   ----------------------------------

Print Name: Ron R. Ferguson
           --------------------------

Title: Attorney In Fact
      -------------------------------


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




                SCHEDULE TO FORBEARANCE AGREEMENT AND AMENDMENT

                            Equipment Schedule No. 9
                            Total Cost - $795,777.32